Exhibit 10.6

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                                 PROMISSORY NOTE

U.S. $250,000.00                                                   June 28, 2004

      For  value  received,  the  undersigned,   Ramp  Corporation,  a  Delaware
corporation (the "Maker"), promises to pay to the order of Canon Ventures Limited, a British Virgin Islands partnership (the "Holder"), the aggregate principal amount of Two Hundred Fifty Thousand Dollars (US $250,000.00) together with interest on the unpaid principal amount of this Promissory Note (the "Note"), computed quarterly (or on the Maturity Date, if earlier) on the basis of a 360 day year, at the rate of two hundred basis points plus a variable per annum interest rate equal to the "Prime Rate" published in the "Money Rates" section of The Wall Street Journal from time-to-time, adjusted when such Prime Rate changes (the "Prime Rate"). All payments by the Maker hereunder shall be made in United States Dollars and in immediately available funds.

      1. Interest. Interest on the principal amount outstanding at any time under this Note (and on any unpaid interest, to the extent permitted by applicable law), shall accrue and be paid quarterly (or on a Maturity Date, if earlier), in arrears, computed on the basis of a 360 day year, at the rate per annum of two hundred basis points plus the Prime Rate. Accrual of interest shall commence on the date hereof and continue until payment in full of the unpaid principal and all accrued and unpaid interest on this Note on or before the Maturity Date (as defined in Section 2 hereof). Upon the Maker's failure to pay any principal, interest or other amount if and when due under this Note and such breach shall continue uncured for ten
            (10) consecutive days (the "Cure Period"), then to the extent permitted by law, the Maker will pay interest to the Holder on the outstanding principal amount of the Note on a monthly basis, from the date of the Cure Period until payment in full, at the rate of six hundred basis points plus the Prime Rate per annum.

      2.    Maturity Date and Payment.

      (a) The outstanding principal amount of this Note, plus all accrued and unpaid interest, shall be due and payable by Maker on the Maturity Date. For purposes of this Agreement, the term "Maturity Date" shall mean the earliest to occur of any of the following events:

      (i) the earlier of: (a) June 30, 2004; or (b) five (5) business days following the effectiveness, as declared by the Securities and Exchange Commission, of that certain Registration Statement on Form S-3 (No. 333-114734), filed with the Securities and Exchange Commission on April 22, 2004;

      (ii) immediately prior to the occurrence of a Change in Control (as defined below); and

      (iii) upon the occurrence of an Event of Default (as defined in Section 4 hereof).

      (b) The Maker may prepay all or a portion of the outstanding principal and interest of this Note, at any time and from time to time, prior to the Maturity Date without premium or penalty. Each prepayment shall be applied first to the payment of all interest accrued hereunder on the date of any prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof.

      (c) Change in Control. As used herein the term "Change in Control" shall be deemed to have occurred if: (a) any "person" or "group" (as such terms are used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Act), after the date hereof, directly or indirectly, of securities of the Maker representing more than 50% of the combined voting power of the Maker's then outstanding securities; (b) a change in "control" of the Maker (as the term "control" is defined in Rule 12b-2 or any successor rule promulgated under the Act) shall have occurred; (c) the Maker shall consummate the sale or disposition of all or substantially all of the Maker's assets; or
(d) the Maker shall consummate a merger, consolidation, recapitalization or other similar transaction, other than a merger or consolidation which would result in the combined voting power of the Maker's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Maker or such surviving entity outstanding immediately after such merger or consolidation.

      3. Holder's Representations and Warranties. As of the date of this Note, the Holder represents and warrants to the Maker that: (a) it is an "accredited investor" as defined under Rule 501(a) of Regulation D promulgated under the Securities Act, (b) it is not a "U.S. person", as defined under Rule 902(o) of Regulation S of the Securities Act and is not acquiring the Note for the account or benefit of any U.S. person, (c) the Holder is acquiring the Note in an "offshore transaction", as defined in Rule 902(i) of Regulation S, (d) the Note was not offered to the Holder in the United States and, at the time of execution of this Note and the time of any offer to the Holder hereunder, the Holder was physically located outside of the United States, and (e) the Note has been sold pursuant to Regulation S under the Securities Act.

      4. Events of Default. The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the Maker's failure to pay any principal, interest or other amount if and when due under this Note and such breach shall continue uncured for ten (10) consecutive days; (b) failure of the Maker to perform its agreements and obligations, or a material breach of any of the Maker's representations and warranties or other obligations under this Note; (c) a material breach of any of the Maker's covenants under this Note and such breach shall continue uncured for a period of ten (10) business days after notice from the Holder of such breach; (d) the dissolution, liquidation or termination of the legal existence of the Maker; (e) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of the Maker; and (f) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against the Maker.

      5. Remedies. Upon the occurrence of an Event of Default, subject to any notice and cure periods as provided herein, the Holder shall have the immediate right, at its sole discretion, and without further notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice, all of which are hereby irrevocably and unconditionally waived by the Maker to declare the entire unpaid principal balance, and all accrued but unpaid interest and costs at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated Maturity Date.

      6. Maximum Interest Rate. It is the intention of the Holder that the interest on the Note that may be charged to, collected from or received from the Maker shall not exceed the maximum rate permissible under applicable law. Accordingly, anything in this Note to the contrary notwithstanding, in the event any interest is charged to, collected from or received from the Maker by the Holder pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied to the reduction of the outstanding principal balance of the Note (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full of the Note shall be returned by the Holder to the Maker.

      7. Subsequent Financing; Right of First Refusal. (a) From the date hereof until payment in full of the unpaid principal and all accrued and unpaid interest on this Note, in cash or debt or equity securities of the Maker (the "Termination Date"), the Maker covenants and agrees to promptly notify (in no event later than five (5) calendar days after making or receiving an applicable offer) in writing (a "Rights Notice") the Holder of the terms and conditions of any proposed offer or sale to, or exchange with (or other type of distribution to) any third party (a "Subsequent Financing"), of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including convertible debt securities. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be not less than three (3) calendar days from the date the Rights Notice is received by the Maker, including, without limitation, all of the material terms and conditions thereof, to the extent available, and the proposed definitive documentation to be entered into in connection therewith. The Rights Notice shall provide the Holder an option (the "Rights Option") during the five (5) business days following receipt of the Rights Notice by the Holder (the "Option Period"), to purchase all or a portion of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing (the "First Refusal Rights"). If the Holder elects not to participate in such Subsequent Financing or elects to purchase only a portion of the securities offered, any other person may participate in the Subsequent Financing on a pro-rata basis. If the Maker does not receive notice of exercise of the Rights Option from the Holder within the Option Period, the Maker shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the material terms and conditions of the closing are substantially the same as those provided to the Holder in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur within thirty
(30) days from the date the Rights Notice is given, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section, including, without limitation, the delivery of a new Rights Notice. Following the Termination Date, this
Section 9 shall terminate in its entirety and have no further force and effect.

      (b) For purposes of this Note, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted Financing" shall mean (i) shares of Common Stock to be issued in connection with a strategic merger or acquisition, including, without limitation, the acquisition of the assets of Berdy Medical Systems, Inc.; (ii) shares of Common Stock or the issuance of options to purchase shares of Common Stock to employees, officers, directors, consultants and vendors in accordance with the Company's equity incentive policies or stock option plan; (iii) the issuance of securities pursuant to a bona fide firm underwritten public offering of the Company's securities; or (iv) the conversion or exercise of convertible or exercisable securities issued or outstanding prior to the date hereof.

      8.    Miscellaneous.

      (a) Governing Law; Jurisdiction. This Note shall be governed by and construed and interpreted in accordance with, the laws of the State of New York without regard to its principles of conflicts of laws or choice of laws. The Maker and the Holder unconditionally and irrevocably consent to the jurisdiction of the federal and state courts located in the State of New York, County of New York with respect to any suit, action or proceeding arising out of or relating to this Note, and, by execution and delivery of this Note, the Maker and the Holder hereby accept for respectively for themselves, and in respect of their property, generally and unconditionally the personal jurisdiction of the aforesaid courts. The Maker and the Holder hereby unconditionally and irrevocably waive any objection including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which they may now or hereafter have to the bringing of any such action or proceeding in such courts. The Maker and the Holder hereby irrevocably consent to the service of process on an agent of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid. Nothing herein shall affect the right of the Maker or the Holder to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction.

      THE MAKER AND THE HOLDER HEREBY WAIVE ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE MAKER AND THE HOLDER OR THEIR SUCCESSORS AND PERMITTED ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

      (b) Waiver of Presentment and Notice. Subject to the terms and conditions of this Note, the Maker hereby waives presentment for payment, demand, notice of non-payment, nonperformance or dishonor, protest, notice of protest, notice of intent to accelerate, and notice of acceleration of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note and the Maker hereby agrees that its liability under this Note shall be irrevocable and unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder. The Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by the Holder in writing with respect to the payment or other provisions of this Note. Failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

      (c) Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

      (d) Enforcement Expenses. The Maker agrees to pay all out-of-pocket costs and expenses incurred by the Holder in connection with the enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses.

      (e) Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by the Maker to any person or entity, except with the consent of the Holder.

      (f) Notices. All notices and other communications required or permitted to be given pursuant to this Note shall be in writing signed by the sender, and shall be deemed duly given (i) on the date delivered if personally delivered,
(ii) on the date sent by telecopier with automatic confirmation by the transmitting machine, (iii) on the business day after being sent by Federal Express or another recognized overnight mail service for next day or next business day delivery, or (iv) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the Maker or the Holder at the following respective addresses:

               if to the Maker to:        Canon Ventures Limited
                                          11 Lamed Hae Street
                                          Givatayim, Israel
                                          Attention:  Ms. Michal Cohen
                                          Facsimile:   (____) ___-______

               if to the Holder to:       Ramp Corporation
                                          33 Maiden Lane
                                          New York, New York  10038
                                          Attention:  Mr. Andrew Brown
                                          Facsimile:  (509) 757-4801

               with a copy to:            Jenkens & Gilchrist Parker Chapin LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, NY 10174
                                          Facsimile:   (212) 704-6288
                                          Attention:  Martin Eric Weisberg, Esq.

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph.

      (g) Severability. If any provision of this Note is found by a court of competent jurisdiction to be invalid or unenforceable as written, then the parties intend and desire that such provision be enforceable to the full extent permitted by law, and that the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remainder of this Note.

      (h) Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

                                     RAMP CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:  Andrew Brown
                                           Title: President